Equity-Accounted Investments	12 Months Ended
Dec. 31, 2018
Equity Method Investments and Joint Ventures [Abstract]
Equity-Accounted Investments
Equity-Accounted Investments

a)	A summary of the Partnership's investments in and advances to equity-accounted joint ventures are as follows:

		As at December 31, 2018		As at December 31,
Name	Ownership Percentage	# of Delivered Vessels	Newbuildings on order	2018 $	2017 $
Bahrain LNG Joint Venture (i)	30%	-	1	81,353	77,706
Yamal LNG Joint Venture (ii)	50%	2	4	205,839	193,774
Pan Union Joint Venture (iii)	20%-30%	3	1	73,545	43,538
Exmar LPG Joint Venture (iv)	50%	22	-	153,808	160,626
Teekay LNG-Marubeni Joint Venture (v)	52%	6	-	351,529	341,712
Excalibur Joint Venture (vi)	49%	1	-	32,402	79,915
Angola Joint Venture (vii)	33%	4	-	85,469	74,775
RasGas 3 Joint Venture (viii)	40%	4	-	132,188	122,550
		42	6	1,116,133	1,094,596
Less current portion				(79,108)	—
Investment in and advances to equity-accounted joint ventures				1,037,025	1,094,596

(i)	Bahrain LNG Joint Venture
On December 2, 2015, the Partnership (30%) entered into a joint venture agreement with National Oil & Gas Authority (or Nogaholding) (30%), Gulf Investment Corporation (or GIC) (24%) and Samsung C&T (or Samsung) (16%) to form a joint venture, Bahrain LNG W.L.L. (or the Bahrain LNG Joint Venture), for the development of an LNG receiving and regasification terminal in Bahrain. The project is expected to include an offshore LNG receiving jetty and breakwater, an adjacent regasification platform, subsea gas pipelines from the platform to shore, an onshore gas receiving facility, and an onshore nitrogen production facility with a total LNG terminal capacity of 800 million standard cubic feet per day and will be owned and operated under a 20-year agreement, which is expected to commence in mid-2019. In addition, the Partnership has supplied an FSU in connection with this project commencing in September 2018 through a 21-year time-charter contract with the Bahrain LNG Joint Venture.
As at December 31, 2018, the Partnership had advanced $79.1 million (December 31, 2017 – $79.1 million) to the Bahrain LNG Joint Venture. These advances bear interest at LIBOR plus 1.25% and as at December 31, 2018, the interest receivable on these advances was $nil (December 31, 2017 – $0.1 million). These amounts are included in the table above.

(ii)	Yamal LNG Joint Venture
The Partnership has a 50/50 joint venture agreement with China LNG Shipping (Holdings) Limited (or the Yamal LNG Joint Venture) and the joint venture had ordered six internationally-flagged icebreaker LNG carriers for a project located on the Yamal Peninsula in Northern Russia (or the Yamal LNG Project) of which two LNG carrier newbuildings were delivered during 2018.
In December 2017, the Yamal LNG Joint Venture secured a $1.6 billion long-term debt facility to finance all six of its ARC7 LNG carrier newbuildings. As part of the completed financing, the Yamal LNG Joint Venture returned a total of $104 million of capital back to the joint venture partners in December 2017, of which the Partnership’s share was $52 million. The Partnership has guaranteed its 50% share of a secured loan facility in the Yamal LNG Joint Venture and, as a result, has recorded a guarantee liability. The carrying value of the guarantee liability as at December 31, 2018 was $0.6 million (December 31, 2017 – $0.6 million) and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets.

(iii)	Pan Union Joint Venture
In June 2014, the Partnership acquired from Shell its ownership interests in four LNG carrier newbuildings. As compensation for Shell’s ownership interests in these four LNG carrier newbuildings, the Partnership assumed Shell’s obligation to provide the shipbuilding supervision and crew training services for the four LNG carrier newbuildings up to their delivery date pursuant to a ship construction support agreement. The Partnership initially estimated it would incur approximately $36.9 million of costs to provide these services, of which Shell has agreed to pay a fixed amount of $20.3 million. The Partnership estimated that the fair value of the service obligation was $33.3 million and the fair value of the amount due from Shell was $16.5 million. As at December 31, 2018, the carrying value of the service obligation of $nil (December 31, 2017 – $8.2 million) is included in in-process contracts and the carrying value of the receivable from Shell of $0.2 million (December 31, 2017 – $3.5 million) is included in accounts receivable in the Partnership’s consolidated balance sheets.
As at December 31, 2018, the Partnership has a 30% ownership interest in two LNG carriers, the Pan Asia and the Pan Americas, and a 20% ownership interest in one LNG carrier, the Pan Europe, and one LNG carrier newbuilding (or collectively, the Pan Union Joint Venture). The Pan Africa was delivered on January 8, 2019 and concurrently commenced its 20-year charter contract with Shell.
On initial acquisition, the basis difference between the Partnership's investment and the carrying value of the Pan Union Joint Venture's net assets was substantially attributed to ship construction support agreements and the time-charter contracts. At December 31, 2018, the unamortized amount of the basis difference was $11.0 million (December 31, 2017 - $11.4 million).

(iv)	Exmar LPG Joint Venture
The Partnership has a 50/50 LPG-related joint venture agreement with Exmar NV (or Exmar) (or the Exmar LPG Joint Venture). The Partnership has guaranteed its 50% share of a secured loan facility and four capital leases in the Exmar LPG Joint Venture and, as a result, has recorded a guarantee liability. The carrying value of the guarantee liability as at December 31, 2018 was $1.3 million (December 31, 2017 – $1.6 million) and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets.
As at December 31, 2018, the Partnership had advanced $52.3 million (December 31, 2017 – $52.3 million) to the Exmar LPG Joint Venture, which bears interest at LIBOR plus 0.50% and has no fixed repayment terms. As at December 31, 2018, the interest receivable on these advances was $nil (December 31, 2017 – $0.2 million). These amounts are included in the table above.
On initial acquisition, the basis difference between the Partnership's investment and the carrying value of the Exmar LPG Joint Venture's net assets was substantially attributed to the value of the vessels and charter agreements of the Exmar LPG Joint Venture and goodwill in accordance with the finalized purchase price allocation. At December 31, 2018, the unamortized amount of the basis difference was $24.9 million (December 31, 2017 – $25.5 million).

(v)	Teekay LNG-Marubeni Joint Venture
The Partnership has a joint venture agreement with Marubeni Corporation (or the Teekay LNG-Marubeni Joint Venture). Since control of the Teekay LNG-Marubeni Joint Venture is shared jointly between Marubeni and the Partnership, the Partnership accounts for its investment in the Teekay LNG-Marubeni Joint Venture using the equity method. In September 2018, the Teekay LNG-Marubeni Joint Venture completed the refinancing of one of its debt facilities maturing in 2019 by entering into a new $306.5 million U.S. Dollar-denominated term loan maturing in December 2023. The Partnership has guaranteed its 52% share of the secured loan facilities of the Teekay LNG-Marubeni Joint Venture and, as a result, has recorded a guarantee liability. The carrying value of the guarantee liability as at December 31, 2018 was $0.4 million (December 31, 2017 – $0.5 million) and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets.

(vi)	Excalibur and Excelsior Joint Ventures
The Partnership has a 50/50 LNG-related joint venture with Exmar (or the Excalibur Joint Venture). On January 31, 2018, the Partnership sold its other 50/50 joint venture with Exmar relating to the Excelsior LNG carrier (or the Excelsior Joint Venture) for gross proceeds of approximately $54 million. As a result of the sale, the Partnership recorded a gain of $5.6 million for the year ended December 31, 2018, which is included in equity income in the Partnership's consolidated statements of income. The Partnership has guaranteed its ownership share of the secured loan facility of the Excalibur Joint Venture and, as a result, has recorded a guarantee liability. The carrying value of the guarantee liability as of December 31, 2018 was nominal (December 31, 2017 – $0.2 million) and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets.
On initial acquisition, the basis difference between the Partnership's investment and the carrying value of the Excalibur Joint Venture's net assets was substantially attributed to an increase to the carrying value of the vessel of the Excalibur Joint Venture in accordance with the finalized purchase price allocation. At December 31, 2018, the unamortized amount of the basis difference was $13.0 million (December 31, 2017 – $13.4 million).

(vii)	Angola Joint Venture
The Partnership has a 33% ownership interest in a joint venture (or the Angola Joint Venture) that owns four 160,400-cubic meter LNG carriers (or the Angola LNG Carriers). The other partners of the Angola Joint Venture are NYK Energy Transport (or NYK) (33%) and Mitsui & Co. Ltd. (34%).
The Partnership has guaranteed its 33% share of the secured loan facilities and interest rate swaps of the Angola Joint Venture and, as a result, has recorded a guarantee liability. The carrying value of the guarantee liability as at December 31, 2018 was $0.6 million (December 31, 2017 – $0.7 million) and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets.

(viii)	RasGas 3 Joint Venture
The Partnership has a 40% ownership interest in Teekay Nakilat (III) Corporation (or the RasGas 3 Joint Venture), and the remaining 60% is held by Qatar Gas Transport Company Ltd. (Nakilat).

b)
The RasGas 3 Joint Venture, the Angola Joint Venture, the Yamal LNG Joint Venture, and the Bahrain LNG Joint Venture are considered variable interest entities; however, the Partnership is not the primary beneficiary and therefore, the Partnership has not consolidated these entities. The Partnership’s exposure to loss as a result of its investment in the RasGas 3 Joint Venture, the Angola LNG Joint Venture, the Yamal LNG Joint Venture, and the Bahrain LNG Joint Venture is the amount it has invested in and advanced to these joint ventures, which are $132.2 million, $85.5 million, $205.8 million and $81.4 million, respectively, as at December 31, 2018. In addition, the Partnership guarantees its portion of certain debt and swaps in the Angola Joint Venture and the Yamal LNG Joint Venture totaling $622.0 million (December 31, 2017 – $304.1 million). In addition, the Partnership provides an owner's guarantee in respect of the charters for the RasGas 3 Joint Venture, the Angola Joint Venture, the Yamal LNG Joint Venture and the Bahrain LNG Joint Venture.

c)
The following table presents aggregated summarized financial information reflecting a 100% ownership interest in the Partnership’s equity method investments and excluding the impact from purchase price adjustments arising from the acquisition of Exmar LPG BVBA, the Excalibur Joint Venture and the Pan Union Joint Venture. The results include the Excalibur Joint Venture, the Excelsior Joint Venture up to January 2018, the RasGas 3 Joint Venture, the Angola Joint Venture, the Exmar LPG Joint Venture, the Teekay LNG-Marubeni Joint Venture, the Pan Union Joint Venture, the Yamal LNG Joint Venture, and the Bahrain LNG Joint Venture.

	December 31, 2018 $	December 31, 2017 $
Cash and restricted cash – current	333,566	281,468
Other assets – current	152,506	97,832
Vessels and equipment, including vessels related to capital leases, right of use assets and advances on newbuilding contracts	2,262,666	3,284,441
Net investments in direct financing leases – non-current	3,000,927	1,961,299
Other assets – non-current	1,406,815	68,728
Current portion of long-term debt and obligations related to capital leases	547,098	168,715
Other liabilities – current	139,194	119,627
Long-term debt and obligations related to capital leases	4,307,278	3,386,800
Other liabilities – non-current	126,905	145,870

	Year Ended December 31, 2018 $	Year Ended December 31, 2017 $	Year Ended December 31, 2016 $
Voyage revenues	612,471	477,495	549,646
Income from vessel operations	289,477	178,763	268,049
Realized and unrealized gain (loss) on non-designated derivative instruments	8,825	(2,067)	(12,277)
Net income	142,252	54,418	167,052